UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2021

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2021, Redwood Trust, Inc. (the “Company”) announced that its President, Dashiell I. Robinson, has been appointed to serve on its Board of Directors. Effective on August 27, 2021, the Board of Directors increased the number of directors constituting the Board of Directors from 10 to 11 and elected Mr. Robinson as a director, with a term expiring in May 2022, to fill the vacancy on the Board created by the increase in the number of directors. Mr. Robinson is expected to be nominated to stand for reelection as a director at the Company’s 2022 Annual Meeting of Stockholders. Mr. Robinson was not appointed to serve on any committees of the Board and will not receive any compensation for his service as a director other than his compensation as an executive officer of the Company.

Further information relating to Mr. Robinson that is responsive to the requirements of Item 5.02(d) of Form 8-K is incorporated by reference from the Company’s Proxy Statement for its 2021 Annual Meeting of Stockholders, a copy of which was filed with the SEC on March 31, 2021.

Item 7.01.     Regulation FD Disclosure.

On September 2, 2021, the Company issued a press release announcing the changes to the composition of its Board of Directors described above in Item 5.02.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release dated September 2, 2021

Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 2, 2021	REDWOOD TRUST, INC.

By:	/s/ ANDREW P. STONE
	Name:	Andrew P. Stone
	Title:	Executive Vice President, Chief Legal Officer, and Secretary